Defined Contribution Plan	12 Months Ended
Jan. 31, 2018
Retirement Benefits [Abstract]
Defined Contribution Plan
Defined Contribution Plan
We have established a defined contribution 401(k) plan for eligible employees. Prior to January 1, 2018, employees could contribute up to 20% of their eligible pretax compensation to the plan and we matched 100% of the first 3% of the employees' contributions. Effective January 1, 2018, employees may contribute up to 50% of their eligible pretax compensation to the plan and we match 100% of the first 3% of the employees' contributions and an additional 50% of the next 2% of the employees' contributions. At our option, we may make supplemental contributions to the plan, but have not made such supplemental contributions in the past three years. The matching contributions made by us totaled $1.1 million, $1.1 million and $1.0 million during the years ended January 31, 2018, 2017 and 2016, respectively.